Exhibit 10.2
Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.
DE-AC01-93NE50067,
08843672/50067-02
Amendment No. 019
     AMENDMENT No. 019, signed as of February 13, 2009, to Contract No. DE-AC01-93NE50067, 08843672/50067-02 entered into January 14, 1994 (the “Contract”) by and between United States Enrichment Corporation (“USEC”), Executive Agent of the Government of the United States of America, and Joint Stock Company “Techsnabexport” (“TENEX”), Executive Agent of the State Atomic Energy Agency “Rosatom”, Executive agent of the Government of the Russian Federation. (USEC and TENEX, acting in their capacities as Executive Agents, are referred to herein individually as a “Party” and collectively as the “Parties”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Contract.
     Pursuant to Part I, Section H.12(c) of the Contract, USEC and TENEX hereby agree as follows:
     SECTION 1. Notwithstanding anything to the contrary in the Contract (including but not limited to Part I, Section B.06(c)(2) and (3) of the Contract (as added by Amendment No. 016)), the pricing for the SWU Component of LEU ordered by USEC under the Contract for delivery in calendar years 2010-2013, inclusive, shall be determined in accordance with Appendix A of this Amendment No. 019 and, except as expressly stated in Appendix A, not under the pricing methodology in Part I, Section B.06(c)(2) and (3) of the Contract.
     SECTION 2. This Amendment shall enter into force and effect, the rights and obligations of the Parties under this Amendment shall arise and the Parties shall be bound by the obligations and entitled to the rights as set forth in this Amendment upon and as of the first day by which the approval or endorsement of this Amendment by both (i) the Government of the Russian Federation or its authorized agency(ies) of the Government of the Russian Federation has been obtained and (ii) the U.S. State Department as the authorized agency of the U.S. Government has been obtained. TENEX shall notify USEC as soon as such approval or endorsement of the Government of the Russian Federation or its authorized agency(ies) has been obtained from the U.S. State Department.
     SECTION 3. The Parties hereto shall maintain in confidence the pricing agreed to in Appendix A. A Party may disclose such pricing information to the extent required to meet the requirements of applicable law, regulations and court decisions, but in such a case, it shall use its best efforts to minimize disclosure and to ensure that any recipient of such information maintains it in confidence to the extent permitted by, or feasible under, such law, regulations and court decisions. Notwithstanding the foregoing, each Party shall have the right to disclose this Amendment to Rosatom and to such Party’s Government and Government agencies and state authorities, and to such third parties as necessary to enforce its rights under this Amendment or to a court, arbitrator or arbitral tribunal when it is a party to such a proceeding.

     SECTION 4. Upon entering into force and effect, this Amendment No. 019 shall be considered the fulfillment of the Parties’ obligations under Section 5 of Amendment No. 017 and under Section 3 of Amendment No. 018.
     SECTION 5. Except as expressly amended hereby, the Contract shall remain unchanged and in full force and effect.
     SECTION 6. This Amendment may be executive in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.
     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 019 as of the date first written above.

UNITED STATES ENRICHMENT CORPORATION			JOINT STOCK COMPANY “TECHSNABEXPORT”

By:	/s/ Philip G. Sewell		By:	/s/ Alexey A. Grigoriev

	Name:	Philip G. Sewell		Name:	Alexey A. Grigoriev
	Title:	Senior Vice President		Title:	General Director

Appendix A
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